UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-01435

AMCAP Fund, Inc.
(Exact name of registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: February 28 or 29

Date of reporting period: February 28, 2007

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and address of agent for service)

Copies to:
Eric A.S. Richards
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071
(Counsel for the registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

AMCAP Fund

What is long-term growth and how does disciplined investing lead to it?

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Annual report for the year ended February 28, 2007

AMCAP Fund® seeks long-term growth of capital by investing primarily in U.S. companies with a record of above-average growth.

This fund is one of the 30 American Funds. The organization ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders	1
The value of a long-term perspective	4
Feature article:
What is long-term growth and how
does disciplined investing lead to it?	6
Summary investment portfolio	12
Financial statements	16
Board of directors and other officers	28
What makes American Funds different?	back cover

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Here are returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2007 (the most recent calendar quarter):

Class A shares	1 year	5 years	10 years
Reflecting 5.75% maximum sales charge

Average annual total return	—	+5.36%	+10.73%
Cumulative total return	+1.22%	+29.83%	+177.11%

The total annual fund operating expense ratio was 0.68% for Class A shares as of the most recent fiscal year-end. This figure does not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 23 and 24 for details.

Results for other share classes can be found on page 3.

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Fellow shareholders:

U.S. and world stock markets produced solid gains for the 12 months ended February 28, 2007. Economies in most nations continued to expand, especially in developing markets; oil prices softened a bit and inflation remained low. U.S. corporate earnings growth generally continued at a strong pace. Concerns about a mid-cycle correction — brought on by a weaker housing market — seemed to surface earlier in the year, then fade in the second half, only to resurface at our fiscal year-end. Despite this specific issue, the markets have proved to be remarkably resilient.

Against this backdrop, AMCAP Fund provided a total return of 8.1% for the fiscal year, compared with a total return of 12.0% for the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of primarily large U.S. stocks. As the table below shows, AMCAP exceeded the 7.8% total return of the Lipper Growth Funds Index and trailed the 11.4% total return of the Lipper Multi-Cap Core Funds Index.

Over the longer term, AMCAP continued to surpass the S&P 500 and its two other benchmark indexes by a significant margin. For the 10 years ended February 28, AMCAP produced an average annual total return of 10.8%, compared with 7.6% by the S&P 500, 6.1% by the Lipper Growth Funds Index and 8.0% by the Lipper Multi-Cap Core Funds Index.

Over its lifetime of almost 40 years, AMCAP has provided an average annual total return of 12.3%, compared with 10.6% by the S&P 500, 9.5% by the Lipper Growth Funds Index and 10.3% by the Lipper Multi-Cap Core Funds Index. The table below shows how the fund is meeting its objective of long-term growth of capital.

What helped the fund’s results

The information technology sector in general had a mixed year but several specific technology companies helped the fund during the past 12 months. In addition, some select industrial and health care companies aided the fund. Among the fund’s major contributors were Precision Castparts (+71.5%), a diversified manufacturer of complex metal components and products; Oracle (+32.3%), the world’s largest supplier of database management software; Cisco Systems (+28.2%), the leading maker of equipment used in Internet networking; and Google (+24.0%), one of the most frequently used website search engines in the world. Health care companies that contributed included Medco Health Solutions (+21.3%), a manager of pharmacy benefits; and Roche Holding (+20.5%), a world leader in pharmaceuticals and diagnostic research.

[Begin Sidebar]
Cumulative total returns (for periods ended 2/28/07)

	1 year	5 years	10 years

AMCAP	+8.1%	+43.8%	+179.2%
Standard & Poor’s 500 Composite Index[1]	+12.0	+39.0	+108.6
Lipper Multi-Cap Core Funds Index[2]	+11.4	+49.8	+115.1
Lipper Growth Funds Index[2]	+7.8	+34.3	+81.3

AMCAP’s lifetime results (5/1/67 - 2/28/07)

	Cumulative total return	Average annual total return

AMCAP	+10,181.2%	+12.3%
Standard & Poor’s 500 Composite Index[1]	+5,345.3	+10.6
Consumer Price Index (inflation)[3]	+514.8	+4.7
Lipper Multi-Cap Core Funds Index[2]	+4,783.5	+10.3
Lipper Growth Funds Index[2]	+3,572.0	+9.5

1 The S&P 500 is unmanaged and does not reflect sales charges, commissions or expenses.
2 Lipper indexes do not include the effects of sales charges.
3 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[End Sidebar]

What detracted from results

Some consumer discretionary and a few health care service companies held the fund back. United Healthgroup, a provider of health care services, declined 10.4% because of concerns that the new Congress might increase cost pressures on health care. Lowe’s, one of America’s largest do-it-yourself home improvement retailers, fell 4.5% in the wake of weakness in the housing market.

Looking ahead

In the long term, continued growth of economies around the world, particularly the developing nations, should be a strong tailwind for the world and U.S. markets. Barring the imposition of restrictive trade polices or an unexpected geopolitical or financial shock, this long-term growth trend could last for awhile. Although increased global trade and capital flows have caused adjustments in some countries and markets, the overall effect has been very beneficial for the U.S. economy and American companies. Many companies in AMCAP Fund do a significant amount of business outside the U.S. and are successful global competitors.

Corporate earnings have been strong this past year, spurred by a growing economy, rising sales and tight control over expenses. In fact, corporate earnings strength has had many beneficial effects including keeping overall employment strong and wages rising. It has also contributed to a trend of increased or newly initiated dividends and stock buy-backs. While earnings growth is likely to slow in the coming year, the trend toward dividend growth and share repurchases will probably continue.

We continue to be sensitive to risk at a time when many investors are not. The large inflows into alternative asset classes, derivatives and certain hedge funds have injected a level of complexity and leverage into the world’s financial system that is worrisome. That said, it is quite possible that occasional shocks will be well-handled by the markets, and valuations, at least in the U.S., appear reasonable.

In this environment, AMCAP Fund’s portfolio counselors and investment analysts will continue to do what they have done for the past 40 years: invest in companies with proven results for the long run instead of trading for short-term gains. Our feature story on page 6 explains how AMCAP’s disciplined approach to investing for growth focuses on company fundamentals. We hope you will find it informative.

We are pleased to report that in the past 12 months the number of shareholder accounts has increased by about 7% to nearly 1.6 million. We welcome our new shareholders and thank our long-term investors for their continuing faith in AMCAP Fund.

Cordially,

/s/ R. Michael Shanahan
R. Michael Shanahan
Vice Chairman of the Board

/s/ Claudia P. Huntington
Claudia P. Huntington
President

April 10, 2007

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
AMCAP’s last 10 years
One-year total returns for the past 10 fiscal years (ended 2/28 or 2/29)

1998	+37.0%
1999	+21.1
2000	+22.3
2001	+3.0
2002	-7.1
2003	-15.7
2004	+37.0
2005	+3.9
2006	+10.9
2007	+8.1

Cumulative total return for the 10-year period ended 2/28/07	+179.2%
Average annual total return for the 10-year period ended 2/28/07	+10.8%
[End Sidebar]

Other share class results

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended March 31, 2007 (the most recent calendar quarter):

	1 year	5 years	Life of class

Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	+1.52%	+5.46%	+3.88%
Not reflecting CDSC	+6.52%	+5.78%	+3.88%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+5.51%	+5.73%	+4.78%
Not reflecting CDSC	+6.51%	+5.73%	+4.78%

Class F shares*— first sold 3/16/01
Not reflecting annual asset-based fee charged by
sponsoring firm	+7.42%	+6.57%	+5.91%

Class 529-A shares†— first sold 2/15/02
Reflecting 5.75% maximum sales charge	+1.14%	+5.30%	+5.94%
Not reflecting maximum sales charge	+7.30%	+6.55%	+7.17%

Class 529-B shares†— first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	+1.45%	+5.29%	+6.47%
Not reflecting CDSC	+6.45%	+5.61%	+6.62%

Class 529-C shares†— first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+5.44%	+5.63%	+6.64%
Not reflecting CDSC	+6.44%	+5.63%	+6.64%

Class 529-E shares*†— first sold 3/7/02	+6.96%	+6.18%	+6.09%

Class 529-F shares*†— first sold 9/17/02
Not reflecting annual asset-based fee charged by
sponsoring firm	+7.57%	—	+12.64%

*These shares are sold without any initial or contingent deferred sales charge.
† Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 23 and 24 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

The value of a long-term perspective

How a $10,000 investment has grown

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2

The chart and accompanying table illustrate how a $10,000 investment in AMCAP grew between May 1, 1967 — when the fund began operations — and February 28, 2007.

As you can see, that $10,000 grew to $968,098 with all distributions reinvested, a gain of 9,581%. Over the same period, $10,000 would have grown to $544,532 in the unmanaged Standard & Poor’s 500 Composite Index. The chart also records the fund’s progress relative to the rate of inflation as measured by the Consumer Price Index.

The fund’s year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown. Let’s say, for example, that you have been reinvesting all your dividends and capital gain distributions since February 28, 1997. At that time, according to the table, the value of the investment illustrated here was $346,783. Since then, it has nearly tripled in value, to $968,098. Thus, in that same 10-year period, the value of your investment — regardless of size — has also nearly tripled.

Average annual total returns based on a $1,000 investment
(for periods ended February 28, 2007)*
	1 year	5 years	10 years

Class A shares	+1.84%	+6.27%	+10.16%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 23 and 24 for details.

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S&P 500 with dividends reinvested[5]		AMCAP with dividends reinvested[4]		Consumer Price Index (inflation)[6]

5/1/1967	$ 10,000	5/1/1967	$ 9,425	5/1/1967	$ 10,000
2/29/1968	$ 9,778	2/29/1968	$ 10,056	2/29/1968	$ 10,332
2/28/1969	$ 11,074	2/28/1969	$ 12,212	2/28/1969	$ 10,816
2/28/1970	$ 10,442	2/28/1970	$ 11,835	2/28/1970	$ 11,480
2/28/1971	$ 11,713	2/28/1971	$ 12,643	2/28/1971	$ 12,054
2/29/1972	$ 13,305	2/29/1972	$ 14,902	2/29/1972	$ 12,477
2/28/1973	$ 14,345	2/28/1973	$ 13,978	2/28/1973	$ 12,961
2/28/1974	$ 12,776	2/28/1974	$ 11,037	2/28/1974	$ 14,260
2/28/1975	$ 11,354	2/28/1975	$ 9,903	2/28/1975	$ 15,861
2/29/1976	$ 14,453	2/29/1976	$ 13,883	2/29/1976	$ 16,858
2/28/1977	$ 15,062	2/28/1977	$ 14,173	2/28/1977	$ 17,855
2/28/1978	$ 13,807	2/28/1978	$ 16,612	2/28/1978	$ 19,003
2/28/1979	$ 16,105	2/28/1979	$ 22,738	2/28/1979	$ 20,876
2/29/1980	$ 20,071	2/29/1980	$ 33,541	2/29/1980	$ 23,837
2/28/1981	$ 24,400	2/28/1981	$ 40,548	2/28/1981	$ 26,556
2/28/1982	$ 22,175	2/28/1982	$ 42,643	2/28/1982	$ 28,580
2/28/1983	$ 30,690	2/28/1983	$ 61,456	2/28/1983	$ 29,577
2/29/1984	$ 34,013	2/29/1984	$ 62,128	2/29/1984	$ 30,937
2/28/1985	$ 41,108	2/28/1985	$ 72,165	2/28/1985	$ 32,024
2/28/1986	$ 53,636	2/28/1986	$ 88,738	2/28/1986	$ 33,021
2/28/1987	$ 69,462	2/28/1987	$ 115,664	2/28/1987	$ 33,716
2/29/1988	$ 67,586	2/29/1988	$ 112,037	2/29/1988	$ 35,045
2/28/1989	$ 75,608	2/28/1989	$ 122,827	2/28/1989	$ 36,737
2/28/1990	$ 89,863	2/28/1990	$ 140,027	2/28/1990	$ 38,671
2/28/1991	$ 103,018	2/28/1991	$ 163,492	2/28/1991	$ 40,725
2/29/1992	$ 119,450	2/29/1992	$ 196,856	2/29/1992	$ 41,873
2/28/1993	$ 132,158	2/28/1993	$ 208,557	2/28/1993	$ 43,233
2/28/1994	$ 143,149	2/28/1994	$ 232,137	2/28/1994	$ 44,320
2/28/1995	$ 153,672	2/28/1995	$ 240,047	2/28/1995	$ 45,589
2/29/1996	$ 206,941	2/29/1996	$ 310,345	2/29/1996	$ 46,798
2/28/1997	$ 261,046	2/28/1997	$ 346,783	2/28/1997	$ 48,218
2/28/1998	$ 352,382	2/28/1998	$ 475,003	2/28/1998	$ 48,912
2/28/1999	$ 421,935	2/28/1999	$ 575,089	2/28/1999	$ 49,698
2/29/2000	$ 471,431	2/29/2000	$ 703,358	2/29/2000	$ 51,299
2/28/2001	$ 432,799	2/28/2001	$ 724,638	2/28/2001	$ 53,112
2/28/2002	$ 391,654	2/28/2002	$ 673,327	2/28/2002	$ 53,716
2/28/2003	$ 302,860	2/28/2003	$ 567,618	2/28/2003	$ 55,317
2/29/2004	$ 419,452	2/29/2004	$ 777,420	2/29/2004	$ 56,254
2/28/2005	$ 448,688	2/28/2005	$ 808,037	2/28/2005	$ 57,946
2/28/2006	$ 486,349	2/28/2006	$ 895,855	2/28/2006	$ 60,030
2/28/2007	$ 544,532	2/28/2007	$ 968,098	2/28/2007	$ 61,480

Year ended February 28 or 29	1968[3]	1969	1970	1971	1972	1973	1974

Total value (dollars in thousands)
Dividends reinvested	—	$ .1	.2	.2	.2	.2	.2
Value at fiscal year-end[1]	$10.1	12.2	11.8	12.6	14.9	14.0	11.0
AMCAP total return	0.6%	21.4	(3.1)	6.8	17.9	(6.2)	(21.0)

Year ended February 28 or 29	1975	1976	1977	1978	1979	1980	1981

Total value (dollars in thousands)
Dividends reinvested	.3	.3	.2	.3	.3	.4	.7
Value at fiscal year-end[1]	9.9	13.9	14.2	16.6	22.7	33.5	40.5
AMCAP total return	(10.3)	40.2	2.1	17.2	36.9	47.5	20.9

Year ended February 28 or 29	1982	1983	1984	1985	1986	1987	1988

Total value (dollars in thousands)
Dividends reinvested	2.6	1.2	1.6	1.9	1.5	1.6	3.0
Value at fiscal year-end[1]	42.6	61.5	62.1	72.2	88.7	115.7	112.0
AMCAP total return	5.2	44.1	1.1	16.2	23.0	30.3	(3.1)

Year ended February 28 or 29	1989	1990	1991	1992	1993	1994	1995

Total value (dollars in thousands)
Dividends reinvested	3.2	3.2	3.3	2.2	2.3	1.9	2.4
Value at fiscal year-end[1]	122.8	140.0	163.5	196.9	208.6	232.1	240.0
AMCAP total return	9.6	14.0	16.8	20.4	5.9	11.3	3.4

Year ended February 28 or 29	1996	1997	1998	1999	2000	2001	2002

Total value (dollars in thousands)
Dividends reinvested	3.4	2.6	2.5	3.7	3.3	4.1	3.7
Value at fiscal year-end[1]	310.3	346.8	475.0	575.1	703.4	724.6	673.3
AMCAP total return	29.3	11.7	37.0	21.1	22.3	3.0	(7.1)

Year ended February 28 or 29	2003	2004	2005	2006	2007

Total value (dollars in thousands)
Dividends reinvested	1.1	.1	2.0	4.1	7.2
Value at fiscal year-end[1]	567.6	777.4	808.0	895.9	968.1
AMCAP total return	(15.7)	37.0	3.9	10.9	8.1

Average annual total return for 39-3/4 years	12.2%[4]

1 As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2 The maximum initial sales charge was 8.5% prior to July 1, 1988.
3 For the period May 1, 1967 (when the fund began operations), through February 29, 1968.
4 Includes reinvested dividends of $73,389 and reinvested capital gain distributions of $544,347.
5 The S&P 500 cannot be invested in directly.
6 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
The indexes are unmanaged and do not reflect sales charges, commissions or expenses.
The results shown are before taxes on fund distributions and sale of fund shares.
[end mountain chart]

[Begin Sidebar]
Careful research by experienced investment professionals is the key to the disciplined approach. Above all, we look for fundamental strengths that can help a company sustain a long period of future growth.
— Claudia Huntington, President
[End Sidebar]

[photo - row of trees between a meadow and a field]

What is long-term growth and how does disciplined investing lead to it?

[photo - single tree with supports]
Growth investing has come to mean different things to different people.

It can be investing with short-term time horizons. It can signify paying a high price for a company’s stock with the hope that the underlying growth of the business will justify the price. Growth “investing” can even describe day trading to some or making a “bet” on the next “play.”

In contrast, AMCAP Fund’s disciplined approach to investing for growth focuses on company fundamentals. “We work hard to determine if a business has a history of growth — in metrics such as earnings, cash flow and/or sales — and also good prospects for the future,” says Claudia Huntington, the fund’s president. “We think in terms of years, not months or days. We review qualitative aspects of the company, including its management. Then, after we have carefully analyzed the past and the expected future growth of the fundamentals, we decide to invest only if we feel the stock price is fair. Our disciplined investing process has helped AMCAP achieve its goal of long-term growth for shareholders.”

It begins with careful research.

“Careful research by experienced investment professionals is the key to the disciplined approach. Above all, we look for fundamental strengths that can help a company sustain a long period of future growth,” Claudia says. “We also seek companies with a sustainable competitive edge, whether it is in their services or products, culture, product development process, distribution systems or technologies.” To find out how AMCAP’s disciplined investment process works, we met with the fund’s four portfolio counselors and three of the fund’s 20 investment analysts.

AMCAP’s investment portfolio is divided into five segments. Four segments are each managed by one of the fund’s portfolio counselors. The fifth is managed by the fund’s investment analysts. The portfolio counselors are generalists who invest broadly across many industries, while the investment analysts are specialists with deep expertise in specific industries. As in all American Funds, an investment committee makes certain that AMCAP remains true to its mandate of investing in long-term growth companies and that each individual’s investment choices reflect that mandate. But within this constraint, each portfolio counselor or analyst is free to make his or her own investment decisions.

How do we distinguish an AMCAP growth company?

AMCAP’s emphasis is on the long term. “Our goal is to find good growing businesses with multiple years of opportunity ahead of them,” says Claudia. “We look for companies where there is more than just a promise. We need evidence that this is a business, a company and a management that has been able to demonstrate long-term growth. Personally, I put a great deal of emphasis on the quality of the management team.”

[Begin Sidebar]
Companies grow because of new products, new markets, new geographies and new technologies. Management provides the environment to create the new products, new services and other growth ... and they all need to be working on the same page.”
— Mike Shanahan
[End Sidebar]

[photo - sun behind the tops of trees]

“Companies grow because of new products, new markets, new geographies and new technologies,” says Mike Shanahan, vice chairman of the fund. “Management provides the environment to create the new products, new services and other growth. You need the right research and development, manufacturing and marketing managers, and they all need to be working on the same page.”

AMCAP invests in growth companies of all sizes and industries. Brad Barrett, an investment analyst who covers Internet media, says one company he covers fits the AMCAP model because it “has shown the ability to grow very profitably, expanding its business in territory after territory, not only in the United States but abroad. The management team, while young, has proved themselves to be savvy dealmakers focused on the end-user experience. They have done it all while maintaining a sound balance sheet and generating a tremendous amount of cash.”

Software investment analyst Dylan Yolles prefers to invest in growing technology companies that are out of favor or trade at temporarily depressed valuations — and yet have enduring sources of value, such as recurring maintenance revenue streams or strong market franchises. A database management software company he holds in AMCAP derives a significant part of its revenues from recurring product support and software license updates. “The company has generated a lot of cash that it doesn’t need to reinvest in the business. It can use that cash to buy back stock and buy other companies. The company’s customers are primarily in growth industries. In addition, the valuation of the company is fairly reasonable. It’s a growth company, but it is not trading at a growth stock multiple.”

It’s a key strategy to invest in a quality growth industry when it’s experiencing an overall downturn. “We first started looking at one aerospace company in 2003 during a time when there was a down period in the industry,” says investment analyst Keiko McKibben. “Often when there is a downturn in an industry, you can find really good companies that have been over-penalized by the market.”

“The company has had a solid track record over time,” Keiko says. “During 2003, the company began to gain market share and, as the aerospace industry came out of a slump, the combination of improving market share and improving environment was positive for the stock. The company always seemed to be adding value — and its earnings have been increasing steadily.”

[Begin Sidebar]
Walking around the plant floor gives you an understanding of how the company works. You get a sense of the company’s culture and how management’s overall approach is translated into reality. — Keiko McKibben
[End Sidebar]

How can we be certain that a company has a proven growth record?

Tim Armour, an AMCAP portfolio counselor, says he and the other counselors use a variety of investment measurement tools to analyze a company’s growth record. They include such measures as cash flow per share, earnings per share, return on equity, return on investment and sales growth per share. His favorite is sales growth per share instead of overall sales growth. “A company can buy sales growth by acquiring other companies,” Tim says. “If you just look at total sales alone, it looks as if the sales of a company’s products have gone up sharply after an acquisition, but that may not be the case. Some companies use their shares to acquire other companies, and that inflates their sales. Looking at sales growth per share cuts through all this and gives a clearer picture of true sales growth.”

How do we find the right management?

“It’s hard work,” Claudia says. “The best way to understand management is to meet with the company leaders at their offices, one on one. It helps to discuss the company’s past and future as part of a continuum: What has management done especially well in the past? Is the same management in place for the future? What does management appear to be exceptionally skilled at doing? Are there any weaknesses in management’s style or depth? A company is a living, breathing entity that changes over time. It’s our goal to think about where the company is relative to its past and future, and whether management has the strength to continue to grow the company.”

Understanding management doesn’t just start and stop with the CEO of the company. It’s also important to get to know other company employees besides top management. Keiko, for instance, says she also meets with line managers on the plant floor. “Walking around the plant floor gives you an understanding of how the company works,” she says. “You get a sense of the company’s culture and how management’s overall approach is translated into reality.”

[photo - man and child walking through the woods]

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With AMCAP, if a company hasn’t achieved above-average growth in the past, we are unlikely to invest in it. This doesn’t mean we won’t invest in companies in cyclical industries, but we want to see a baseline of growth through these cycles. — Tim Armour
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Mike gains insight into a company’s business prospects by meeting sales people and other employees who regularly talk to customers. AMCAP investment analysts may also meet with the companies’ suppliers, customers and creditors.

A company’s culture is very important.

“We meet with many employees to learn about the fundamentals of the business and the corporate culture they are building,” Brad says. “For instance, in an industry as dynamic as Internet media, the company needs an innovative culture and a friendly atmosphere in which to work. At the end of the day, the main asset of these companies is that they be able to continue to hire top engineering and computer science talent. To do that, you need a culture where the quality of the product comes first.”

“When new management comes in, we need to understand whether the company will continue with its same objectives,” Tim says. “Do the new leaders have the same beliefs and core objectives as the previous group? It’s a crucial question.”

How do we decide how much to pay for a company’s shares?

“We try to establish a value for the entire company and equate that to what the market says it is worth. If we find that the share price is appropriate based on the future prospects for the company’s business, we will move forward.”

How does AMCAP’s disciplined investment process help the fund’s portfolio counselors, investment analysts and shareholders?

“It compels us to focus on investing in proven growth companies,” says Tim. “It helps us avoid some of the hype. It’s easy to fall into a short-term mindset that a company is really great. With AMCAP, if a company hasn’t achieved above-average growth in the past, we are unlikely to invest in it. This doesn’t mean we won’t invest in companies in cyclical industries, but we want to see a baseline of growth through these cycles.”

Portfolio counselor Ross Sappenfield says that his own investing style works well within the fund’s approach. “I prefer to invest in companies that are growing and when valuations are low and I hope that the low valuation entry point will reduce risk. Not every portfolio counselor works this way. Each counselor uses his or her own parameters to evaluate whether a company’s stock valuation is fair relative to its future prospects. Some may be willing to pay more for high growth or for a higher certainty of growth.”

Why do we follow this disciplined investment style?

“Over the long term, we have provided shareholders with returns that reflect the above-average growth of the companies in which we invest,” Claudia says. “Our approach is based on owning pieces of growth companies, which, over time, the market will recognize,” adds Mike. “That’s quite different from asking what we think the market will buy next month.”

AMCAP’s wealth of experience

AMCAP Fund’s four portfolio counselors bring together 115 years of investment experience to managing your investment. Here are the specific years of experience for these primary decision-makers for the fund:

Years of
investment
Portfolio counselor	experience

R. Michael Shanahan	42
Claudia P. Huntington	34
Timothy D. Armour	24
C. Ross Sappenfield	15

Years of experience as of May 1, 2007.

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Claudia Huntington
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Michael Shanahan
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Tim Armour
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Ross Sappenfield
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Summary investment portfolio	February 28, 2007

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Percent of
Industry sector diversification	net assets

Information technology	20.28%
Consumer discretionary	18.68
Health care	16.19
Financials	7.89
Consumer staples	6.05
Other industries	16.48
Short-term securities & other assets less liabilities	14.43
[end pie chart]

	Shares	Market	Percent
		value	of net
Common stocks - 85.57%		(000)	assets

Information technology - 20.28%
Cisco Systems, Inc. (1)	24,604,300	$638,236	2.49%
Oracle Corp. (1)	33,171,659	545,010	2.12
Intel Corp.	25,567,000	507,505	1.98
Google Inc., Class A (1)	1,030,000	462,934	1.81
Microsoft Corp.	15,595,000	439,311	1.71
Texas Instruments Inc.	12,250,000	379,260	1.48
eBay Inc. (1)	11,170,000	358,110	1.40
Affiliated Computer Services, Inc., Class A (1)	3,610,000	187,612.73
Automatic Data Processing, Inc.	3,500,000	174,265.68
Other securities		1,509,114	5.88
		5,201,357	20.28

Consumer discretionary - 18.68%
Lowe's Companies, Inc.	20,800,000	677,248	2.64
Target Corp.	9,250,000	569,153	2.22
Carnival Corp., units	8,525,200	395,740	1.54
Johnson Controls, Inc.	3,390,000	317,982	1.24
Best Buy Co., Inc.	6,300,000	292,761	1.14
YUM! Brands, Inc.	3,738,000	216,580.84
Williams-Sonoma, Inc.	6,000,000	202,560.79
Harley-Davidson, Inc.	2,896,900	190,906.74
Ross Stores, Inc.	5,525,000	181,054.71
Other securities		1,748,479	6.82
		4,792,463	18.68

Health care - 16.19%
UnitedHealth Group Inc.	12,106,400	631,954	2.46
WellPoint, Inc. (1)	6,700,000	531,913	2.07
Medco Health Solutions, Inc. (1)	4,510,000	304,921	1.19
Medtronic, Inc.	5,200,000	261,872	1.02
Forest Laboratories, Inc. (1)	4,717,300	244,167.95
Alcon, Inc.	1,730,000	215,592.84
St. Jude Medical, Inc. (1)	4,929,200	195,443.76
Roche Holding AG	982,000	175,176.68
Johnson & Johnson	500,000	31,525.12
Other securities		1,561,751	6.10
		4,154,314	16.19

Financials - 7.89%
Fannie Mae	8,640,000	490,147	1.91
Capital One Financial Corp.	5,651,200	435,594	1.70
American International Group, Inc.	4,365,000	292,892	1.14
Wachovia Corp.	3,307,008	183,109.71
Freddie Mac	2,550,000	163,659.64
Other securities		459,328	1.79
		2,024,729	7.89

Consumer staples - 6.05%
PepsiCo, Inc.	5,000,000	315,750	1.23
L'Oréal SA	2,300,000	240,712.94
Altria Group, Inc.	2,500,000	210,700.82
Other securities		784,078	3.06
		1,551,240	6.05

Energy - 5.96%
Schlumberger Ltd.	6,310,000	396,268	1.55
Devon Energy Corp.	3,020,000	198,444.77
Newfield Exploration Co. (1)	3,795,000	164,020.64
Other securities		769,573	3.00
		1,528,305	5.96

Industrials - 5.52%
Precision Castparts Corp.	3,640,000	331,131	1.29
Robert Half International Inc.	6,800,000	265,676	1.04
United Parcel Service, Inc., Class B	3,200,000	224,608.88
General Electric Co.	5,400,000	188,568.73
Other securities		406,478	1.58
		1,416,461	5.52

Telecommunication services - 2.55%
Sprint Nextel Corp., Series 1	15,970,000	307,902	1.20
Other securities		346,559	1.35
		654,461	2.55

Other - 0.40%
Other securities		102,905.40

MISCELLANEOUS - 2.05%
Other common stocks in initial period of acquisition		525,051	2.05

Total common stocks (cost: $16,110,535,000)		21,951,286	85.57

	Principal
	amount
Short-term securities - 14.03%	(000)

Federal Home Loan Bank 5.13%-5.18% due 3/9-5/9/2007	$297,161	295,302	1.15
Procter & Gamble International Funding S.C.A. 5.21%-5.23% due 3/13-6/1/2007 (2)	273,600	271,446	1.06
Johnson & Johnson 5.17%-5.18% due 3/12-5/8/2007 (2)	254,400	252,896.98
CAFCO, LLC 5.235%-5.25% due 3/6-5/4/2007 (2)	153,500	152,567
Ciesco LLC 5.23%-5.235% due 4/4-4/11/2007 (2)	100,000	99,450.98
Bank of America Corp. 5.23%-5.245% due 3/5-5/16/2007	222,400	221,338
Ranger Funding Co. LLC 5.25% due 3/1/2007 (2)	23,200	23,197.95
Park Avenue Receivables Co., LLC 5.21%-5.23% due 3/6-4/23/2007 (2)	123,000	122,434
Jupiter Securitization Co., LLC 5.23%-5.24% due 4/10-4/25/2007 (2)	66,100	65,600
J.P. Morgan Chase & Co. 5.24% due 4/11/2007	50,000	49,700.93
Clipper Receivables Co., LLC 5.23%-5.25% due 3/2-4/3/2007 (2)	234,000	233,394.91
Variable Funding Capital Corp. 5.23%-5.245% due 3/2-4/5/2007 (2)	215,800	215,313.84
General Electric Capital Corp. 5.22%-5.23% due 4/5-5/7/2007	100,000	99,268
Edison Asset Securitization LLC 5.23%-5.24% due 3/13-4/27/2007 (2)	75,000	74,695
General Electric Co. 5.23% due 3/22/2007	20,800	20,733.76
Freddie Mac 5.12%-5.18% due 3/9-5/29/2007	163,250	162,366.63
International Lease Finance Corp. 5.205%-5.22% due 3/20-5/18/2007	72,700	72,211
American General Finance Corp. 5.20% due 3/12/2007	40,000	39,930.44
Fannie Mae 5.12%-5.155% due 3/13-3/23/2007	82,600	82,384.32
Other securities		1,045,654	4.08

Total short-term securities (cost: $3,599,738,000)		3,599,878	14.03

Total investment securities (cost: $19,710,273,000)		25,551,164	99.60
Other assets less liabilities		102,363.40

Net assets		$25,653,527	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the market value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended February 28, 2007, appear below.

						Market value
					Dividend	of affiliates
Company	Beginning			Ending	income	at 2/28/2007
	shares	Purchases	Sales	shares	(000)	(000)
Williams-Sonoma, Inc.	3,205,200	2,794,800	-	6,000,000	$2,011	$202,560
Medicis Pharmaceutical Corp., Class A	3,625,000	-	-	3,625,000	435	131,805
Tractor Supply Co. (1)	-	2,525,000	-	2,525,000	-	129,204
Mine Safety Appliances Co.	-	1,942,750	-	1,942,750	1,226	78,973
P.F. Chang's China Bistro, Inc. (1)	1,000,000	650,000	-	1,650,000	-	72,089
Fossil, Inc. (1) (3)	4,415,000	-	3,000,000	1,415,000	-	-
OSI Restaurant Partners, Inc. (3)	3,750,000	-	1,500,000	2,250,000	1,365	-
Power Integrations, Inc. (3)	1,850,000	-	1,850,000	-	-	-
					$5,037	$614,631

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Restricted security that can be resold only to institutional investors. In practice, this security is typically as liquid as unrestricted securities in the portfolio. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $2,356,826,000, which represented 9.19% of the net assets of the fund.

(3) Unaffiliated issuer at 2/28/2007.

The descriptions of the companies shown in the summary investment portfolio are supplemental. These descriptions and the industry classifications were obtained from published reports and other sources believed to be reliable, and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at February 28, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $19,153,719)		$24,936,533
Affiliated issuers (cost: $556,554)		614,631	$25,551,164
Cash			55,912
Receivables for:
Sales of investments		23,494
Sales of fund's shares		168,015
Dividends and interest		25,450	216,959
			25,824,035
Liabilities:
Payables for:
Purchases of investments		102,542
Repurchases of fund's shares		41,257
Investment advisory services		5,719
Services provided by affiliates		18,620
Deferred directors' compensation		1,997
Other		373	170,508
Net assets at February 28, 2007			$25,653,527

Net assets consist of:
Capital paid in on shares of capital stock			$19,648,381
Undistributed net investment income			46,727
Undistributed net realized gain			117,504
Net unrealized appreciation			5,840,915
Net assets at February 28, 2007			$25,653,527

Total authorized capital stock - 2,000,000 shares, $1.00 par value (1,271,726 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share

Class A	$17,341,234	854,563	$20.29
Class B	1,163,435	59,386	19.59
Class C	1,666,466	85,625	19.46
Class F	2,506,343	124,086	20.20
Class 529-A	431,659	21,320	20.25
Class 529-B	84,412	4,295	19.65
Class 529-C	136,252	6,926	19.67
Class 529-E	25,036	1,247	20.07
Class 529-F	13,447	664	20.26
Class R-1	43,356	2,189	19.80
Class R-2	427,044	21,580	19.79
Class R-3	746,719	37,188	20.08
Class R-4	554,490	27,419	20.22
Class R-5	513,634	25,238	20.35
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $21.53 and $21.49, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended February 28, 2007		(dollars in thousands)
Investment income:
Income:

Dividends (net of non-U.S. taxes of $590; also includes $5,037 from affiliates)		$189,727
Interest		185,199	$374,926

Fees and expenses(*):
Investment advisory services		77,407
Distribution services		81,919
Transfer agent services		18,889
Administrative services		10,810
Reports to shareholders		800
Registration statement and prospectus		867
Postage, stationery and supplies		2,034
Directors' compensation		538
Auditing and legal		49
Custodian		184
State and local taxes		247
Other		124
Total fees and expenses before reimbursements/waivers		193,868
Less reimbursements/waivers of fees and expenses:
Investment advisory services		7,741
Administrative services		376
Total fees and expenses after reimbursements/waivers			185,751
Net investment income			189,175

Net realized gain and unrealized
appreciation on investments
and non-U.S. currency:
Net realized gain (loss) on:
Investments (including $44,193 net loss from affiliates)		706,150
Non-U.S. currency transactions		(142)	706,008
Net unrealized appreciation on:
Investments		969,451
Non-U.S. currency translations		24	969,475
Net realized gain and
unrealized appreciation
on investments and non-U.S. currency			1,675,483
Net increase in net assets resulting
from operations			$1,864,658

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets			(dollars in thousands)

		Year ended	Year ended
		February 28,	February 28,
		2007	2006
Operations:
Net investment income		$189,175	$109,967
Net realized gain on investments and
non-U.S. currency transactions		706,008	382,805
Net unrealized appreciation
on investments and non-U.S. currency translations		969,475	1,685,059
Net increase in net assets
resulting from operations		1,864,658	2,177,831

Dividends and distributions paid to shareholders:
Dividends from net investment income and non-U.S. currency gain		(161,301)	(88,586)
Distributions from net realized gain
on investments		(713,424)	(433,776)
Total dividends and distributions paid
to shareholders		(874,725)	(522,362)

Capital share transactions		1,323,416	3,068,453

Total increase in net assets		2,313,349	4,723,922

Net assets:
Beginning of year		23,340,178	18,616,256
End of year (including undistributed
net investment income: $46,727 and $19,070, respectively)		$25,653,527	$23,340,178

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing primarily in U.S. companies with a record of above-average growth.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security;
and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended February 28, 2007, the fund reclassified $142,000 from undistributed net investment income to undistributed net realized gains; and reclassified $75,000 from undistributed net investment income and $50,807,000 from undistributed net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of February 28, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows:

(dollars in thousands)
Undistributed ordinary income	$48,723
Undistributed long-term capital gain	119,036
Gross unrealized appreciation on investment securities	5,963,124
Gross unrealized depreciation on investment securities	(123,765)
Net unrealized appreciation on investment securities	5,839,359
Cost of investment securities	19,711,805

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended February 28, 2007			Year ended February 28, 2006
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$138,143	$474,443	$612,586	$72,208	$301,745	$373,953
Class B	665	33,768	34,433	-	22,692	22,692
Class C	945	48,247	49,192	-	30,880	30,880
Class F	19,657	66,410	86,067	9,265	38,509	47,774
Class 529-A	3,126	11,205	14,331	1,362	5,755	7,117
Class 529-B	44	2,354	2,398	-	1,370	1,370
Class 529-C	67	3,667	3,734	-	1,978	1,978
Class 529-E	109	663	772	30	349	379
Class 529-F	120	341	461	42	152	194
Class R-1	21	1,177	1,198	-	558	558
Class R-2	215	11,654	11,869	-	6,340	6,340
Class R-3	3,213	20,676	23,889	1,283	11,210	12,493
Class R-4	3,285	12,219	15,504	2,042	5,723	7,765
Class R-5	5,167	13,124	18,291	2,354	6,515	8,869
Total	$174,777	$699,948	$874,725	$88,586	$433,776	$522,362

3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc.SM ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services -The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.290% on such assets in excess of $27 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended February 28, 2007, total investment advisory services fees waived by CRMC were $7,741,000. As a result, the fee shown on the accompanying financial statements of $77,407,000, which was equivalent to an annualized rate of 0.320%, was reduced to $69,666,000, or 0.288% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of February 28, 2007, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended February 28, 2007, the total administrative services fees paid by CRMC were $1,000 and $375,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above/on the previous page for the year ended February 28, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$37,941	$17,593	Not applicable	Not applicable	Not applicable
Class B	11,414	1,296	Not applicable	Not applicable	Not applicable
Class C	16,176	Included in administrative services	$2,387	$375	Not applicable
Class F	5,662		1,957	229	Not applicable
Class 529-A	738		346	62	$ 379
Class 529-B	781		71	30	78
Class 529-C	1,205		110	39	121
Class 529-E	111		20	4	22
Class 529-F	-		10	2	12
Class R-1	386		46	18	Not applicable
Class R-2	2,913		560	1,412	Not applicable
Class R-3	3,532		1,009	439	Not applicable
Class R-4	1,060		619	20	Not applicable
Class R-5	Not applicable		425	8	Not applicable
Total	$81,919	$18,889	$7,560	$2,638	$612

Deferred directors’ compensation - Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $538,000, shown on the accompanying financial statements, includes $335,000 in current fees (either paid in cash or deferred) and a net increase of $203,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended February 28, 2007
Class A	$2,452,797	124,436	$584,816	29,600	$(2,466,827)	(125,268)	$570,786	28,768
Class B	106,571	5,614	33,035	1,734	(160,492)	(8,454)	(20,886)	(1,106)
Class C	271,113	14,343	46,681	2,465	(320,656)	(17,014)	(2,862)	(206)
Class F	757,923	38,524	77,095	3,918	(553,473)	(28,268)	281,545	14,174
Class 529-A	93,121	4,721	14,329	726	(30,939)	(1,573)	76,511	3,874
Class 529-B	11,842	620	2,398	126	(6,334)	(332)	7,906	414
Class 529-C	31,635	1,651	3,733	194	(13,915)	(729)	21,453	1,116
Class 529-E	5,470	280	772	39	(2,230)	(114)	4,012	205
Class 529-F	4,701	239	459	23	(1,812)	(92)	3,348	170
Class R-1	18,747	973	1,192	62	(12,866)	(667)	7,073	368
Class R-2	142,090	7,398	11,863	615	(100,614)	(5,226)	53,339	2,787
Class R-3	243,454	12,483	23,865	1,221	(212,286)	(10,855)	55,033	2,849
Class R-4	261,251	13,135	15,462	786	(146,292)	(7,369)	130,421	6,552
Class R-5	207,095	10,475	18,095	912	(89,453)	(4,511)	135,737	6,876
Total net increase
(decrease)	$4,607,810	234,892	$833,795	42,421	$(4,118,189)	(210,472)	$1,323,416	66,841

Year ended February 28, 2006
Class A	$3,092,186	166,408	$357,200	19,030	$(1,871,812)	(100,597)	$1,577,574	84,841
Class B	167,343	9,346	21,789	1,206	(114,314)	(6,354)	74,818	4,198
Class C	426,454	23,913	29,319	1,631	(220,054)	(12,296)	235,719	13,248
Class F	844,870	45,759	43,406	2,321	(417,815)	(22,471)	470,461	25,609
Class 529-A	102,618	5,518	7,116	380	(17,125)	(915)	92,609	4,983
Class 529-B	14,294	792	1,370	75	(3,143)	(173)	12,521	694
Class 529-C	33,083	1,829	1,978	109	(8,504)	(464)	26,557	1,474
Class 529-E	5,660	307	380	20	(874)	(46)	5,166	281
Class 529-F	4,055	216	194	10	(973)	(51)	3,276	175
Class R-1	19,809	1,083	557	30	(11,112)	(620)	9,254	493
Class R-2	153,311	8,437	6,340	347	(70,666)	(3,872)	88,985	4,912
Class R-3	301,219	16,370	12,486	672	(116,779)	(6,309)	196,926	10,733
Class R-4	277,912	14,949	7,765	412	(71,175)	(3,823)	214,502	11,538
Class R-5	104,143	5,563	8,804	467	(52,862)	(2,812)	60,085	3,218
Total net increase
(decrease)	$5,546,957	300,490	$498,704	26,710	$(2,977,208)	(160,803)	$3,068,453	166,397

(*) Includes exchanges between share classes of the fund.

5. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $5,373,270,000 and $4,096,743,000, respectively, during the year ended February 28, 2007.

		Income (loss) from investment operations(2)					Dividends and distributions

	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)		Distributions (from capital gains)	Total dividends and distributions		Net asset value, end of period	Total return (3)	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers (4)		Ratio of net income (loss) to average net assets
Class A:
Year ended 2/28/2007	$19.48	$.18		$1.37		$1.55	$(.16)		$(.58)	$(.74)		$20.29	8.07%	$17,341		.68%		.65%		.91%
Year ended 2/28/2006	18.02	.12		1.82		1.94	(.09)		(.39)	(.48)		19.48	10.87	16,091		.68		.65		.66
Year ended 2/28/2005	17.50	.06		.63		.69	(.04)		(.13)	(.17)		18.02	3.94	13,350		.69		.68		.36
Year ended 2/29/2004	12.78	.02		4.70		4.72	-	(5)	-	-	(5)	17.50	36.96	11,086		.73		.73		.11
Year ended 2/28/2003	15.29	.03		(2.42)		(2.39)	(.02)		(.10)	(.12)		12.78	(15.70)	6,641		.77		.77		.25
Class B:
Year ended 2/28/2007	18.83	.02		1.32		1.34	-		(.58)	(.58)		19.59	7.23	1,163		1.46		1.42		.13
Year ended 2/28/2006	17.48	(.02)		1.76		1.74	-		(.39)	(.39)		18.83	10.04	1,139		1.47		1.44		(.13)
Year ended 2/28/2005	17.07	(.07)		.61		.54	-		(.13)	(.13)		17.48	3.13	984		1.48		1.47		(.41)
Year ended 2/29/2004	12.56	(.10)		4.61		4.51	-		-	-		17.07	35.91	740		1.50		1.50		(.66)
Year ended 2/28/2003	15.12	(.07)		(2.39)		(2.46)	-		(.10)	(.10)		12.56	(16.36)	299		1.55		1.55		(.52)
Class C:
Year ended 2/28/2007	18.72	.01		1.31		1.32	-		(.58)	(.58)		19.46	7.16	1,667		1.51		1.48		.07
Year ended 2/28/2006	17.39	(.03)		1.75		1.72	-		(.39)	(.39)		18.72	9.98	1,607		1.52		1.49		(.18)
Year ended 2/28/2005	16.99	(.08)		.61		.53	-		(.13)	(.13)		17.39	3.09	1,262		1.54		1.53		(.47)
Year ended 2/29/2004	12.51	(.11)		4.59		4.48	-		-	-		16.99	35.81	849		1.56		1.56		(.73)
Year ended 2/28/2003	15.07	(.07)		(2.39)		(2.46)	-		(.10)	(.10)		12.51	(16.42)	274		1.59		1.59		(.55)
Class F:
Year ended 2/28/2007	19.40	.18		1.36		1.54	(.16)		(.58)	(.74)		20.20	8.06	2,506		.68		.65		.90
Year ended 2/28/2006	17.94	.12		1.82		1.94	(.09)		(.39)	(.48)		19.40	10.90	2,132		.71		.68		.63
Year ended 2/28/2005	17.41	.06		.62		.68	(.02)		(.13)	(.15)		17.94	3.88	1,513		.76		.75		.31
Year ended 2/29/2004	12.73	.01		4.67		4.68	-	(5)	-	-	(5)	17.41	36.81	978		.78		.78		.05
Year ended 2/28/2003	15.25	.03		(2.41)		(2.38)	(.04)		(.10)	(.14)		12.73	(15.74)	289		.82		.82		.22
Class 529-A:
Year ended 2/28/2007	19.45	.17		1.36		1.53	(.15)		(.58)	(.73)		20.25	7.99	432		.74		.71		.84
Year ended 2/28/2006	17.99	.11		1.82		1.93	(.08)		(.39)	(.47)		19.45	10.85	339		.75		.72		.60
Year ended 2/28/2005	17.46	.06		.62		.68	(.02)		(.13)	(.15)		17.99	3.86	224		.77		.76		.31
Year ended 2/29/2004	12.76	.01		4.70		4.71	(.01)		-	(.01)		17.46	36.90	128		.77		.77		.06
Year ended 2/28/2003	15.29	.04		(2.43)		(2.39)	(.04)		(.10)	(.14)		12.76	(15.73)	39		.78		.78		.28
Class 529-B:
Year ended 2/28/2007	18.91	-	(5)	1.32		1.32	-		(.58)	(.58)		19.65	7.09	84		1.57		1.54		.01
Year ended 2/28/2006	17.58	(.05)		1.77		1.72	-		(.39)	(.39)		18.91	9.87	73		1.61		1.58		(.27)
Year ended 2/28/2005	17.20	(.10)		.61		.51	-		(.13)	(.13)		17.58	2.94	56		1.66		1.65		(.59)
Year ended 2/29/2004	12.68	(.13)		4.65		4.52	-		-	-		17.20	35.65	37		1.68		1.68		(.85)
Year ended 2/28/2003	15.28	(.08)		(2.42)		(2.50)	-		(.10)	(.10)		12.68	(16.45)	12		1.71		1.71		(.65)
Class 529-C:
Year ended 2/28/2007	18.93	-	(5)	1.32		1.32	-		(.58)	(.58)		19.67	7.08	136		1.56		1.53		.02
Year ended 2/28/2006	17.59	(.05)		1.78		1.73	-		(.39)	(.39)		18.93	9.92	110		1.59		1.56		(.25)
Year ended 2/28/2005	17.21	(.10)		.61		.51	-		(.13)	(.13)		17.59	2.93	76		1.65		1.64		(.58)
Year ended 2/29/2004	12.68	(.13)		4.66		4.53	-		-	-		17.21	35.72	46		1.67		1.67		(.84)
Year ended 2/28/2003	15.28	(.08)		(2.42)		(2.50)	-		(.10)	(.10)		12.68	(16.45)	14		1.69		1.69		(.63)
Class 529-E:
Year ended 2/28/2007	19.28	.10		1.35		1.45	(.08)		(.58)	(.66)		20.07	7.66	25		1.05		1.02		.54
Year ended 2/28/2006	17.85	.05		1.80		1.85	(.03)		(.39)	(.42)		19.28	10.46	20		1.08		1.05		.27
Year ended 2/28/2005	17.37	(.01)		.62		.61	-		(.13)	(.13)		17.85	3.48	14		1.13		1.12		(.05)
Year ended 2/29/2004	12.73	(.05)		4.69		4.64	-		-	-		17.37	36.45	8		1.14		1.14		(.31)
Period from 3/7/2002 to 2/28/2003	16.08	(.01)		(3.22)		(3.23)	(.02)		(.10)	(.12)		12.73	(20.18)	3		1.16	(6)	1.16	(6)	(.09)	(6)
Class 529-F:
Year ended 2/28/2007	19.46	.20		1.37		1.57	(.19)		(.58)	(.77)		20.26	8.20	14		.55		.52		1.04
Year ended 2/28/2006	17.99	.14		1.82		1.96	(.10)		(.39)	(.49)		19.46	10.99	10		.62		.59		.73
Year ended 2/28/2005	17.46	.04		.62		.66	-		(.13)	(.13)		17.99	3.75	6		.88		.87		.20
Year ended 2/29/2004	12.78	(.01)		4.69		4.68	-	(5)	-	-	(5)	17.46	36.66	3		.89		.89		(.07)
Period from 9/17/2002 to 2/28/2003	12.80	.01		-	(5)	.01	(.03)		-	(.03)		12.78	.05	-	(7)	.40		.40		.07
Class R-1:
Year ended 2/28/2007	$19.04	$.02		$1.32		$1.34	$-		$(.58)	$(.58)		$19.80	7.14%	$43		1.50%		1.47%		.09%
Year ended 2/28/2006	17.69	(.03)		1.77		1.74	-		(.39)	(.39)		19.04	9.92	35		1.55		1.51		(.19)
Year ended 2/28/2005	17.28	(.08)		.62		.54	-		(.13)	(.13)		17.69	3.09	23		1.57		1.54		(.47)
Year ended 2/29/2004	12.73	(.12)		4.68		4.56	(.01)		-	(.01)		17.28	35.81	12		1.60		1.57		(.75)
Period from 6/26/2002 to 2/28/2003	13.96	(.04)		(1.19)		(1.23)	-		-	-		12.73	(8.81)	1		3.01	(6)	1.58	(6)	(.49)	(6)
Class R-2:
Year ended 2/28/2007	19.03	.02		1.32		1.34	-		(.58)	(.58)		19.79	7.15	427		1.59		1.46		.09
Year ended 2/28/2006	17.66	(.03)		1.79		1.76	-		(.39)	(.39)		19.03	10.05	358		1.66		1.48		(.17)
Year ended 2/28/2005	17.26	(.07)		.60		.53	-		(.13)	(.13)		17.66	3.04	245		1.73		1.51		(.43)
Year ended 2/29/2004	12.71	(.11)		4.66		4.55	-	(5)	-	-	(5)	17.26	35.80	130		1.91		1.53		(.70)
Period from 5/21/2002 to 2/28/2003	15.51	(.05)		(2.63)		(2.68)	(.02)		(.10)	(.12)		12.71	(17.37)	25		2.21	(6)	1.54	(6)	(.46)	(6)
Class R-3:
Year ended 2/28/2007	19.28	.11		1.35		1.46	(.08)		(.58)	(.66)		20.08	7.68	747		1.04		1.01		.55
Year ended 2/28/2006	17.86	.05		1.80		1.85	(.04)		(.39)	(.43)		19.28	10.45	662		1.06		1.02		.29
Year ended 2/28/2005	17.37	-	(5)	.62		.62	-		(.13)	(.13)		17.86	3.54	421		1.08		1.07		.01
Year ended 2/29/2004	12.75	(.05)		4.67		4.62	-	(5)	-	-	(5)	17.37	36.27	189		1.16		1.15		(.32)
Period from 6/4/2002 to 2/28/2003	15.06	(.01)		(2.17)		(2.18)	(.03)		(.10)	(.13)		12.75	(14.58)	24		1.29	(6)	1.16	(6)	(.09)	(6)
Class R-4:
Year ended 2/28/2007	19.42	.17		1.35		1.52	(.14)		(.58)	(.72)		20.22	7.97	555		.73		.70		.85
Year ended 2/28/2006	17.99	.11		1.81		1.92	(.10)		(.39)	(.49)		19.42	10.79	405		.75		.71		.61
Year ended 2/28/2005	17.45	.06		.62		.68	(.01)		(.13)	(.14)		17.99	3.85	168		.76		.75		.35
Year ended 2/29/2004	12.76	.01		4.69		4.70	(.01)		-	(.01)		17.45	36.84	60		.78		.78		.05
Period from 5/20/2002 to 2/28/2003	15.67	.02		(2.78)		(2.76)	(.05)		(.10)	(.15)		12.76	(17.74)	3		.95	(6)	.81	(6)	.24	(6)
Class R-5:
Year ended 2/28/2007	19.55	.23		1.36		1.59	(.21)		(.58)	(.79)		20.35	8.29	514		.43		.40		1.15
Year ended 2/28/2006	18.07	.17		1.83		2.00	(.13)		(.39)	(.52)		19.55	11.19	359		.44		.41		.90
Year ended 2/28/2005	17.54	.11		.63		.74	(.08)		(.13)	(.21)		18.07	4.20	274		.45		.44		.62
Year ended 2/29/2004	12.78	.06		4.71		4.77	(.01)		-	(.01)		17.54	37.32	127		.47		.47		.37
Period from 5/15/2002 to 2/28/2003	15.72	.06		(2.85)		(2.79)	(.05)		(.10)	(.15)		12.78	(17.83)	53		.48	(6)	.48	(6)	.58	(6)

	Year ended February 28 or 29
	2007	2006	2005	2004	2003

Portfolio turnover rate for all classes of shares	20%	20%	16%	17%	18%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5) Amount less than $.01.
(6) Annualized.
(7) Amount less than $1 million.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of AMCAP Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of AMCAP Fund, Inc. (the “Fund”), including the summary investment portfolio, as of February 28, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMCAP Fund, Inc. as of February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
April 10, 2007

Expense example	unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2006, through February 28, 2007).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 9/1/2006	Ending account value 2/28/2007	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,089.53	$3.32	.64%
Class A -- assumed 5% return	1,000.00	1,021.62	3.21	.64
Class B -- actual return	1,000.00	1,085.58	7.34	1.42
Class B -- assumed 5% return	1,000.00	1,017.75	7.10	1.42
Class C -- actual return	1,000.00	1,085.01	7.60	1.47
Class C -- assumed 5% return	1,000.00	1,017.50	7.35	1.47
Class F -- actual return	1,000.00	1,090.09	3.37	.65
Class F -- assumed 5% return	1,000.00	1,021.57	3.26	.65
Class 529-A -- actual return	1,000.00	1,089.96	3.68	.71
Class 529-A -- assumed 5% return	1,000.00	1,021.27	3.56	.71
Class 529-B -- actual return	1,000.00	1,084.72	7.91	1.53
Class 529-B -- assumed 5% return	1,000.00	1,017.21	7.65	1.53
Class 529-C -- actual return	1,000.00	1,085.21	7.86	1.52
Class 529-C -- assumed 5% return	1,000.00	1,017.26	7.60	1.52
Class 529-E -- actual return	1,000.00	1,087.83	5.23	1.01
Class 529-E -- assumed 5% return	1,000.00	1,019.79	5.06	1.01
Class 529-F -- actual return	1,000.00	1,090.66	2.64	.51
Class 529-F -- assumed 5% return	1,000.00	1,022.27	2.56	.51
Class R-1 -- actual return	1,000.00	1,085.18	7.55	1.46
Class R-1 -- assumed 5% return	1,000.00	1,017.55	7.30	1.46
Class R-2 -- actual return	1,000.00	1,085.24	7.55	1.46
Class R-2 -- assumed 5% return	1,000.00	1,017.55	7.30	1.46
Class R-3 -- actual return	1,000.00	1,088.10	5.18	1.00
Class R-3 -- assumed 5% return	1,000.00	1,019.84	5.01	1.00
Class R-4 -- actual return	1,000.00	1,089.25	3.57	.69
Class R-4 -- assumed 5% return	1,000.00	1,021.37	3.46	.69
Class R-5 -- actual return	1,000.00	1,091.29	2.07	.40
Class R-5 -- assumed 5% return	1,000.00	1,022.81	2.01	.40

* Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (181), and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended February 28, 2007:

Long-term capital gains	$727,046,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$12,923,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.

Board of directors and other officers

“Independent” directors
Name and age	Year first elected a director of the fund[1]	Principal occupation(s) during past five years

H. Frederick Christie, 73	1998	Private investor; former President and CEO,
Chairman of the Board		The Mission Group (non-utility holding company,
(Independent and Non-Executive)		subsidiary of Southern California Edison Company)

Mary Anne Dolan, 60	1998	Founder and President, M.A.D., Inc. (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner

Martin Fenton, 71	1990	Chairman of the Board, Senior Resource Group LLC (development and management of senior living communities)

William D. Jones, 51	2006	President and CEO, CityLink Investment Corporation (real estate development and management)

Mary Myers Kauppila, 53	1998	Private investor; Chairman of the Board and CEO, Ladera Management Company (venture capital and agriculture); former owner and President, Energy Investment, Inc.

William H. Kling, 65	2006	President, American Public Media Group

Bailey Morris-Eck, 62	1999	Director and Programming Chair, WYPR Baltimore/Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics

Kirk P. Pendleton, 67	1986	Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

Olin C. Robison, Ph.D., 70	1998
Fellow, The Oxford Centre for the Study of Christianity and Culture; Director, The Oxford Project on Religion and Public Policy; President Emeritus of the Salzburg Seminar; President Emeritus, Middlebury College

Stephen B. Sample, Ph.D., 66	1999	President, University of Southern California

“Independent” directors

Name and age	Number of portfolios in fund complex[2] overseen by director	Other directorships[3] held by director

H. Frederick Christie, 73	21	Ducommun Incorporated; IHOP Corporation;
Chairman of the Board		Southwest Water Company
(Independent and Non-Executive)

Mary Anne Dolan, 60	3	None

Martin Fenton, 71	18	None

William D. Jones, 51	2	Sempra Energy; Southwest Water Company

Mary Myers Kauppila, 53	6	None

William H. Kling, 65	8	Irwin Financial Corporation

Bailey Morris-Eck, 62	3	None

Kirk P. Pendleton, 67	7	None

Olin C. Robison, Ph.D., 70	3	American Shared Hospital Services

Stephen B. Sample, Ph.D., 66	2	Intermec, Inc.; William Wrigley Jr. Company

“Interested” directors[4]

Name, age and position with fund	Year first elected a director or officer of the fund[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

R. Michael Shanahan, 68	1986	Chairman Emeritus, Capital Research and
Vice Chairman of the Board
Management Company; Director, American Funds Distributors, Inc.;[5] Chairman of the Executive Committee, The Capital Group Companies, Inc.;[5] Chairman of the Board, Capital Management Services, Inc.;[5] Director, Capital Strategy Research, Inc.[5]

Claudia P. Huntington, 55	1992-1994	Senior Vice President, Capital Research and
President	1996	Management Company; Director, The Capital Group Companies, Inc.[5]

“Interested” directors[4]

Name, age and position with fund	Number of portfolios in fund complex[2] overseen by director	Other directorships[3] held by director

R. Michael Shanahan, 68	2	None
Vice Chairman of the Board

Claudia P. Huntington, 55	1	None
President

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, American Funds Target Date Retirement Series,SM Inc., which is available to investors in tax-deferred retirement plans and IRAs, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5 Company affiliated with Capital Research and Management Company.

Other officers

Name, age and position with fund	Year first elected an officer of the fund[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

Timothy D. Armour, 46	1996	President and Director, Capital Research and
Senior Vice President		Management Company; Director, The Capital Group Companies, Inc.[5]

Paul G. Haaga, Jr., 58	1994	Vice Chairman of the Board, Capital Research and
Senior Vice President		Management Company; Director, The Capital Group Companies, Inc.[5]

Barry S. Crosthwaite, 48	2006	Senior Vice President, Capital Research Company[5]
Vice President

C. Ross Sappenfield, 41	1999	Vice President, Capital Research and Management
Vice President		Company

James Terrile, 41	2006	Senior Vice President, Capital Research Company[5]
Vice President

Vincent P. Corti, 50	1998	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Karl C. Grauman, 39	2006	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Jeffrey P. Regal, 35	2003	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Chairman Emeritus
James D. Fullerton, 90		Retired; former Chairman of the Board, The Capital Group Companies, Inc.[5]

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete February 28, 2007, portfolio of AMCAP Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

AMCAP Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of AMCAP Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2007, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interests. The range of opportunities offered by our family of just 30 carefully conceived, broadly diversified funds has attracted over 40 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

• An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

• The multiple portfolio counselor system
Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

• Experienced investment professionals
American Funds portfolio counselors have an average of 24 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

• A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

• Growth funds
Emphasis on long-term growth through stocks
         > AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
         Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

• American Funds Target Date Retirement SeriesSM

The Capital Group Companies

American Funds

Capital Research and Management

Capital International

Capital Guardian

Capital Bank and Trust

Lit. No. MFGEAR-902-0407P

Litho in USA AGD/LPT/8051-S7518

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s board has determined that Martin Fenton, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2006	$62,000
2007	$67,000

b) Audit-Related Fees:
2006	$6,000
2007	$7,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	$6,000
2007	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2006	None
2007	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2006	$439,000
2007	$656,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	None
2007	12,000
The tax fees consist of consulting services relating to the Registrant’s investments.
d) All Other Fees:
2006	$36,000
2007	None
The other fees consist of consulting services related to the Registrant’s compliance program.

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $945,000 for fiscal year 2006 and $942,000 for fiscal year 2007. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

[logo - American Funds®]

AMCAP Fund
Investment portfolio

February 28, 2007

		Market value
Common stocks — 85.57%	Shares	(000)

INFORMATION TECHNOLOGY — 20.28%
Cisco Systems, Inc.[1]	24,604,300	$ 638,236
Oracle Corp.[1]	33,171,659	545,010
Intel Corp.	25,567,000	507,505
Google Inc., Class A1	1,030,000	462,934
Microsoft Corp.	15,595,000	439,311
Texas Instruments Inc.	12,250,000	379,260
eBay Inc.[1]	11,170,000	358,110
Affiliated Computer Services, Inc., Class A1	3,610,000	187,612
Automatic Data Processing, Inc.	3,500,000	174,265
Altera Corp.[1]	5,250,000	110,828
Maxim Integrated Products, Inc.	3,375,000	110,531
First Data Corp.	4,180,000	106,715
Linear Technology Corp.	3,200,000	106,208
Accenture Ltd, Class A	2,710,000	96,747
Yahoo! Inc.[1]	3,000,000	92,580
Intuit Inc.[1]	3,100,000	91,481
Intersil Corp., Class A	3,400,000	89,930
Microchip Technology Inc.	2,500,000	89,000
Analog Devices, Inc.	2,213,200	80,228
EMC Corp.[1]	5,400,000	75,330
NAVTEQ Corp.[1]	2,353,500	75,218
Paychex, Inc.	1,600,000	65,008
Xilinx, Inc.	2,500,000	64,050
Dell Inc.[1]	2,300,000	52,555
Applied Materials, Inc.	2,700,000	50,139
Rogers Corp.[1]	750,000	36,307
KLA-Tencor Corp.	700,000	36,218
Jabil Circuit, Inc.	1,087,000	29,045
National Instruments Corp.	768,750	20,626
Cadence Design Systems, Inc.[1]	796,400	15,880
Solectron Corp.[1]	4,500,000	14,490
		5,201,357

CONSUMER DISCRETIONARY — 18.68%
Lowe’s Companies, Inc.	20,800,000	677,248
Target Corp.	9,250,000	569,153
Carnival Corp., units	8,525,200	395,740
Johnson Controls, Inc.	3,390,000	317,982
Best Buy Co., Inc.	6,300,000	292,761
YUM! Brands, Inc.	3,738,000	216,580
Williams-Sonoma, Inc.[2]	6,000,000	202,560
Harley-Davidson, Inc.	2,896,900	190,906
Ross Stores, Inc.	5,525,000	181,054
Brinker International, Inc.	4,687,500	159,422
Time Warner Inc.	7,647,500	155,627
E.W. Scripps Co., Class A	3,100,000	140,585
Walt Disney Co.	4,000,000	137,040
Tractor Supply Co.[1,2]	2,525,000	129,204
Harman International Industries, Inc.	1,100,000	109,076
IAC/InterActiveCorp[1]	2,557,500	100,254
Comcast Corp., Class A, special nonvoting stock[1]	3,750,000	95,437
OSI Restaurant Partners, Inc.	2,250,000	90,000
Kohl’s Corp.[1]	1,275,000	87,962
Gentex Corp.	5,130,000	85,722
P.F. Chang’s China Bistro, Inc.[1,2]	1,650,000	72,089
Expedia, Inc.[1]	3,386,600	71,999
Dollar General Corp.	4,250,000	71,740
Applebee’s International, Inc.	2,500,000	63,900
Discovery Holding Co., Class A1	3,245,000	52,115
Amazon.com, Inc.[1]	1,200,000	46,968
Liberty Media Holding Corp., Liberty Interactive, Series A1	1,750,000	41,247
Fossil, Inc.[1]	1,415,000	38,092
		4,792,463

HEALTH CARE — 16.19%
UnitedHealth Group Inc.	12,106,400	631,954
WellPoint, Inc.[1]	6,700,000	531,913
Medco Health Solutions, Inc.[1]	4,510,000	304,921
Medtronic, Inc.	5,200,000	261,872
Forest Laboratories, Inc.[1]	4,717,300	244,167
Alcon, Inc.	1,730,000	215,592
St. Jude Medical, Inc.[1]	4,929,200	195,443
Roche Holding AG	982,000	175,176
Cephalon, Inc.[1]	2,000,000	142,160
Medicis Pharmaceutical Corp., Class A2	3,625,000	131,805
Amgen Inc.[1]	2,024,100	130,069
Bristol-Myers Squibb Co.	4,225,000	111,498
Lincare Holdings Inc.[1]	2,800,000	109,340
Biogen Idec Inc.[1]	2,380,000	107,552
IDEXX Laboratories, Inc.[1]	1,100,000	94,798
Caremark Rx, Inc.	1,500,000	92,385
Becton, Dickinson and Co.	1,200,000	91,188
Genentech, Inc.[1]	1,000,000	84,370
Express Scripts, Inc.[1]	1,080,000	81,443
Abbott Laboratories	1,400,000	76,468
McKesson Corp.	1,100,000	61,336
Haemonetics Corp.[1]	1,190,000	53,550
AstraZeneca PLC	880,000	49,625
Eli Lilly and Co.	900,000	47,376
Boston Scientific Corp.[1]	2,547,890	41,556
Johnson & Johnson	500,000	31,525
Mentor Corp.	607,100	29,147
Henry Schein, Inc.[1]	500,000	26,085
		4,154,314

FINANCIALS — 7.89%
Fannie Mae	8,640,000	$ 490,147
Capital One Financial Corp.	5,651,200	435,594
American International Group, Inc.	4,365,000	292,892
Wachovia Corp.	3,307,008	183,109
Freddie Mac	2,550,000	163,659
Wells Fargo & Co.	3,440,000	119,368
M&T Bank Corp.	959,230	115,031
Commerce Bancorp, Inc.	3,000,000	100,260
Bank of New York Co., Inc.	1,740,000	70,679
City National Corp.	510,000	36,812
Arthur J. Gallagher & Co.	600,000	17,178
		2,024,729

CONSUMER STAPLES — 6.05%
PepsiCo, Inc.	5,000,000	315,750
L’Oréal SA	2,300,000	240,712
Altria Group, Inc.	2,500,000	210,700
Avon Products, Inc.	4,000,000	146,640
Church & Dwight Co., Inc.	2,867,800	137,511
Dean Foods Co.[1]	2,500,000	112,600
Wm. Wrigley Jr. Co.	1,870,000	93,126
Costco Wholesale Corp.	1,600,000	89,424
CVS Corp.	2,300,000	72,243
Walgreen Co.	1,600,000	71,536
Wal-Mart Stores, Inc.	1,000,000	48,300
Bunge Ltd.	160,000	12,698
		1,551,240

ENERGY — 5.96%
Schlumberger Ltd.	6,310,000	396,268
Devon Energy Corp.	3,020,000	198,444
Newfield Exploration Co.[1]	3,795,000	164,020
FMC Technologies, Inc.[1]	2,285,000	150,307
Apache Corp.	2,150,000	147,340
EOG Resources, Inc.	2,122,900	143,805
Murphy Oil Corp.	2,200,000	114,004
Smith International, Inc.	2,130,000	87,330
Noble Corp.	1,200,000	84,264
ConocoPhillips	650,000	42,523
		1,528,305

INDUSTRIALS — 5.52%
Precision Castparts Corp.	3,640,000	331,131
Robert Half International Inc.	6,800,000	265,676
United Parcel Service, Inc., Class B	3,200,000	224,608
General Electric Co.	5,400,000	188,568
Avery Dennison Corp.	1,744,200	115,919
FedEx Corp.	790,000	90,202
Mine Safety Appliances Co.[2]	1,942,750	78,973
United Technologies Corp.	1,000,000	65,630
Southwest Airlines Co.	3,685,000	55,754
		1,416,461

TELECOMMUNICATION SERVICES — 2.55%
Sprint Nextel Corp., Series 1	15,970,000	$ 307,902
Telephone and Data Systems, Inc., Special Common Shares	2,000,000	102,480
Telephone and Data Systems, Inc.	1,575,000	87,712
CenturyTel, Inc.	2,690,000	120,377
United States Cellular Corp.[1]	501,600	35,990
		654,461

MATERIALS — 0.30%
Sealed Air Corp.	1,200,000	77,328

UTILITIES — 0.10%
Duke Energy Corp.	1,299,000	25,577

MISCELLANEOUS — 2.05%
Other common stocks in initial period of acquisition		525,051

Total common stocks (cost: $16,110,535,000)		21,951,286

	Principal amount
Short-term securities — 14.03%	(000)

Federal Home Loan Bank 5.13%-5.18% due 3/9-5/9/2007	$297,161	295,302
Procter & Gamble International Funding S.C.A. 5.21%-5.23% due 3/13-6/1/2007[3]	273,600	271,446
Johnson & Johnson 5.17%-5.18% due 3/12-5/8/2007[3]	254,400	252,896
CAFCO, LLC 5.235%-5.25% due 3/6-5/4/2007[3]	153,500	152,567
Ciesco LLC 5.23%-5.235% due 4/4-4/11/2007[3]	100,000	99,450
Bank of America Corp. 5.23%-5.245% due 3/5-5/16/2007	222,400	221,338
Ranger Funding Co. LLC 5.25% due 3/1/2007[3]	23,200	23,197
Park Avenue Receivables Co., LLC 5.21%-5.23% due 3/6-4/23/2007[3]	123,000	122,434
Jupiter Securitization Co., LLC 5.23%-5.24% due 4/10-4/25/2007[3]	66,100	65,600
J.P. Morgan Chase & Co. 5.24% due 4/11/2007	50,000	49,700
Clipper Receivables Co., LLC 5.23%-5.25% due 3/2-4/3/2007[3]	234,000	233,394
Variable Funding Capital Corp. 5.23%-5.245% due 3/2-4/5/2007[3]	215,800	215,313
General Electric Capital Corp. 5.22%-5.23% due 4/5-5/7/2007	100,000	99,268
Edison Asset Securitization LLC 5.23%-5.24% due 3/13-4/27/2007[3]	75,000	74,695
General Electric Co. 5.23% due 3/22/2007	20,800	20,733
Freddie Mac 5.12%-5.18% due 3/9-5/29/2007	163,250	162,366
Atlantic Industries 5.19%-5.22% due 3/6-4/26/2007[3]	95,250	94,853
Coca-Cola Co. 5.19%-5.20% due 4/20-4/26/2007[3]	60,000	59,536
CIT Group, Inc. 5.22%-5.24% due 3/5-5/1/2007[3]	135,000	134,181
Abbott Laboratories 5.18%-5.22% due 3/20-3/28/2007[3]	123,670	123,209
Wal-Mart Stores Inc. 5.18%-5.20% due 3/6-4/17/2007[3]	115,850	115,516
International Lease Finance Corp. 5.205%-5.22% due 3/20-5/18/2007	72,700	72,211
American General Finance Corp. 5.20% due 3/12/2007	40,000	39,930
Union Bank of California, N.A. 5.28%-5.285% due 4/12-4/20/2007	80,000	80,000
UnionBanCal Commercial Funding Corp. 5.23% due 3/12/2007	20,400	20,364
IBM Capital Inc. 5.19%-5.21% due 3/7-3/16/2007[3]	72,000	71,903
IBM Corp. 5.18% due 3/14/2007[3]	16,600	16,566
Fannie Mae 5.12%-5.155% due 3/13-3/23/2007	82,600	82,384
Eli Lilly and Co. 5.19% due 3/14-3/23/2007[3]	63,700	63,553
Merck & Co. Inc. 5.20% due 4/24-4/27/2007	50,000	49,591
Hershey Co. 5.19%-5.20% due 3/1-3/23/2007[3]	45,060	44,974
NetJets Inc. 5.20% due 4/27-5/1/2007[3]	38,300	37,983
FCAR Owner Trust I 5.26% due 3/16/2007	25,000	24,941
Becton, Dickinson and Co. 5.21% due 3/21/2007	25,000	24,924
Colgate-Palmolive Co. 5.19% due 3/29/2007[3]	25,000	24,895
Wm. Wrigley Jr. Co. 5.20% due 5/15/2007[3]	25,000	24,726
Triple-A One Funding Corp. 5.24% due 4/20/2007[3]	23,632	23,466
AT&T Inc. 5.24% due 3/19/2007[3]	6,000	5,983
Emerson Electric Co. 5.18% due 3/16/2007[3]	4,500	4,490

Total short-term securities (cost: $3,599,738,000)		3,599,878

Total investment securities (cost: $19,710,273,000)		25,551,164
Other assets less liabilities		102,363

Net assets		$25,653,527

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Represents an affiliated company as defined under the Investment Company Act of 1940.
3Restricted security that can be resold only to institutional investors. In practice, this security is typically as liquid as unrestricted securities in the portfolio. The total value of all such restricted securities was $2,356,826,000, which represented 9.19% of the net assets of the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-902-0407-S6899

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
AMCAP Fund, Inc

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of AMCAP Fund, Inc. (the “Fund”) as of February 28, 2007, and for the year then ended and have issued our report thereon dated April 10, 2007, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of February 28, 2007, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
April 10, 2007

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMCAP FUND, INC.

By /s/ Claudia P. Huntington
Claudia P. Huntington, President and Principal Executive Officer

Date: May 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Claudia P. Huntington
Claudia P. Huntington, President and Principal Executive Officer

Date: May 8, 2007

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: May 8, 2007